SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 11, 2008
                                                         ----------------


                             MB Software Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Texas                         0-11808                  59-2219994
          -----                         -------                  ----------
(State or other jurisdiction       (Commission File            (IRS Employer
       incorporation)                  Number)               Identification No.)



              777 Main Street, Suite 3100, Fort Worth, Texas 76102
        --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            817-820-7080
                                                     -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     Effective January 11, 2008, pursuant to the terms of a Note Purchase Agreement, MB Software Corporation (the "Company") issued and sold to T Squared Investments LLC (the "Investor") a convertible promissory note in the principal amount of $700,000 (the "Note"). The Company also issued and sold to the Investor 86,207 shares of its common stock, par value $0.001 per share ("Common Stock"), and warrants to purchase an aggregate of 1,500,000 shares of Common Stock ("Warrants"), at a cash purchase price of $50,000, pursuant to the terms of a Common Stock Purchase Agreement.

     The Note bears interest at the rate of eight percent per annum, payable monthly. The Note initially converts into 1,206,897 shares, subject to the adjustments to the conversion price described below; provided that the Investor shall not be entitled to convert the Note into shares of Common Stock that would result in beneficial ownership by the Investor and its affiliates of more than 4.9% of the then outstanding number of shares of Common Stock on such date. The conversion price of the Note shall automatically be adjusted if the Company's pre-tax earnings fall below certain thresholds. Specifically, if the Company's pre-tax earnings are between $0.093 and $0.046 per share as reported for the six months ended June 30, 2008, the conversion price of the Note shall be decreased proportionally by 0% if the pre-tax earnings are $0.093 per share or greater and by 50% if the pre-tax earnings are $0.046 per share. In addition, if the Company's pre-tax earnings are between $0.204 and $0.102 per share as reported for the year ended December 31, 2008, the conversion price of the Note shall be decreased proportionally by 0% if the pre-tax earnings are $0.204 per share or greater and by 50% if the pre-tax earnings are $0.102 per share. In no event, however, shall the aforementioned conversion price adjustments be made if the price of the Common Stock has not, during the three months prior to the aforementioned measurement dates, been below $3.00 per share for any consecutive 20 day period. The conversion price of the Note shall also be adjusted if the Company subsequently issues equity at a price per share below the then current conversion price of the Note.

     The Warrants are exercisable at any time and expire on January 11, 2013. The Warrants are exercisable at $1.00 per share with respect to 500,000 shares of Common Stock, and $1.25 per share with respect to 1,000,000 shares of Common Stock. The exercise price automatically adjusts if the Company's pre-tax earnings fall below certain thresholds, on the same basis as adjustments to the conversion price of the Note described above. The Warrants also contain an automatic exercise feature that is triggered if the volume weighted average market price of the Common Stock is equal to or greater than $3.00 per share for a period of 20 consecutive days and if there is an effective registration statement for the shares underlying the Warrants.

     The Common Stock Purchase Agreement contains restrictions on the Company's ability to issue additional debt and preferred stock and provides the Investor with a right of first refusal with respect to any subsequent funding of the Company. The Common Stock Purchase Agreement also restricts the ability of the Company's officers and directors to sell shares of Common Stock for a period of three years.

     In connection with the transactions described above, HEB LLC, a Nevada limited liability company and majority shareholder of the Company, issued to the Investor options to purchase an aggregate of 1,200,000 shares of the Company's Common Stock ("Options"). These Options may be exercised at any time prior to the expiration of the date that is the later of (a) 36 months from the grant date, or (b) 24 months from the effectiveness of a registration statement covering the resale of the shares underlying the option. The exercise price of the Options is (1) $300,000 with respect to 300,000 shares; (2) $450,000 with respect to 300,000 shares; (3) $600,000 with respect to 300,000 shares; and (4) $750,000 with respect to 300,000 shares.

     We have agreed to file a registration statement covering the resale of all shares of Common Stock sold, to be issued upon conversion of the Notes and the exercise of the Warrants and Options.

     The descriptions of the aforementioned transactions are qualified in their entirety by reference to copies of the applicable agreements filed as exhibits to this Form 8-K and incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

     See Item 1.01

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number    Description

         10.1 Common Stock Purchase Agreement, dated as of January 11, 2008, by and between MB Software Corporation and T Squared Investments LLC.

         10.2       Note  Purchase  Agreement,  dated as of January 11, 2008, by
                    and   between  MB   Software   Corporation   and  T  Squared
                    Investments LLC.

         10.3       Common Stock  Purchase  Warrant "A," dated as of January 11,
                    2008.

         10.4       Common Stock  Purchase  Warrant "B," dated as of January 11,
                    2008.

         10.5       Registration   Rights   Agreement   Common  Stock   Purchase
                    Agreement, dated as of January 11, 2008, by and between MB Software Corporation and T Squared Investments LLC.

         10.6 Option Purchase Agreement, dated as of January 11, 2008, by and between HEB LLC and T Squared Investments LLC.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MB Software Corporation
Date:  January 21, 2008
                                          /s/Scott A. Haire
                                        --------------------------------------
                                        Scott A. Haire, Chairman of the Board,
                                        Chief Executive Officer
                                        And President
                                        (Principal Financial Officer)

                                INDEX TO EXHIBITS



Exhibit Number    Description

         10.1 Common Stock Purchase Agreement, dated as of January 11, 2008, by and between MB Software Corporation and T Squared Investments LLC.

         10.2       Note  Purchase  Agreement,  dated as of January 11, 2008, by
                    and   between  MB   Software   Corporation   and  T  Squared
                    Investments LLC.

         10.3       Common Stock  Purchase  Warrant "A," dated as of January 11,
                    2008.

         10.4       Common Stock  Purchase  Warrant "B," dated as of January 11,
                    2008.

         10.5       Registration   Rights   Agreement   Common  Stock   Purchase
                    Agreement, dated as of January 11, 2008, by and between MB Software Corporation and T Squared Investments LLC.